EXHIBIT 10.1

                            [STEARNS BANK LETTERHEAD]

December 22, 2003

The Board of Directors
Husker Ag, LLC
510 W. Locust Street
PO Box 10
Plainview, NE  68769

RE: USDA Permanent loan financing for a 20 Million Gallon Ethanol Plant Plainview, Nebraska

Gentlemen:

Stearns Bank is pleased to extend the following financing proposal with regards to the above-referenced project:

BORROWER:               Husker Ag, LLC

EXTENSION:              30 day extension of the $20,000,000 construction loan.

COVENANTS:              Maintain the following covenants:

                        a) No distributions without prior lender approval and issuance of the USDA Loan Note Guaranty.

                        b) Minimum 40% balance sheet tangible net worth must be maintained.

                        c) Debt Service Coverage Ratio of at least 1.20x after distributions.

PREPAYMENT PENALTY:     3% prepayment penalty

THE USDA APPROVED A CONDITIONAL COMMITMENT FOR A 70% LOAN NOTE GUARANTY BASED ON THE FOLLOWING TERMS:

LOAN AMOUNT:            LOAN A - $8,837,300 - 70% USDA Guaranty loan-amortized
                        over seven (7) years and three (3) months.

                        LOAN B - $8,837,300 conventional loan - amortized over seven (7) years and three (3) months

                        LOAN C - $1,505,900 conventional loan - amortized over 48 months (requires a principal reduction of $819,500)

INTEREST RATE:          Prime plus 1.25%, adjusted quarterly

CLOSING COSTS:          Conversion Fee ($116,277.80), 2% USDA Fee ($123,722.20)

COLLATERAL:             Collateral on Loan A & B will be as follows on a pari
                        passu basis with USDA:

                        o A first real estate mortgage on the proposed real estate project located in Plainview, Nebraska (legal to govern).

                        o A Security Agreement/Financing Statement covering accounts receivable, inventory, equipment and fixtures, along with personal property and general intangibles. (Account receivable and inventory will be subordinate to the Working Capital Line of Credit.) Loan C will have a second position on the above collateral.

GUARANTEE:              Permanent loan A is subject to a 70% USDA Guaranteed
                        Loan

PREPAYMENT PREMIUM:     5% of balance in year one, 4% of balance in year two, 3%
                        of balance in year three, 2% of balance in year four, and 1% of balance in year five.

ESCROWS: An escrow account must be maintained with Lender from which real estate taxes will be paid.

EQUITY: A minimum of 40% tangible balance sheet equity must be maintained.

COVENANTS:              See USDA Conditional Commitment dated 12-19-03

FINANCIAL INFORMATION:  The following financial information will be required:

                        a) Fiscal year-end audited statement prepared by an independent CPA firm, within 90 days of FYE;

                        b) Annual tax returns, including all supporting schedules;

                        c) Monthly interim financial statements prepared internally or by a CPA firm, within 30 days of month end

The Lender's conditional commitment is subject to the negotiation and execution of definitive credit, security and related loan documents (the "Credit Documents") satisfactory to the Lender. The Credit Documents will embody the structure, pricing and other terms described in the summary of terms and conditions. They will also include provisions viewed by the Lender and its counsel as appropriate for this transaction and for transactions of this type. Accordingly, it should be recognized that this letter is indicative, but not exhaustive, as to the terms and conditions, which shall govern this facility.

This conditional commitment letter supercedes and replaces any and all conditional commitment letter issued by the Lender to the Borrower.


Sincerely,

/s/ Norm Skalicky
    -----------------------------------
Norm Skalicky
CEO

I hereby accept the terms and conditions of the above-described proposal to provide financing.

Husker Ag Processing, LLC

By:      /s/ Gary Kuester
   ------------------------------------
    Chairman of the Board and President         Date: December 22, 2003